Exhibit 99.1

News Release

Abbott Reports Strong Fourth-Quarter 2021 Results; Issues 2022 Forecast

-	Fourth-quarter sales growth of 7.2 percent; organic sales growth of 7.7 percent
-	Global COVID-19 testing-related sales of $2.3 billion in the fourth quarter
-	Excluding COVID-19 testing-related sales, fourth-quarter sales growth of 9.6 percent and organic sales growth of 10.3 percent
-	Full-year 2021 sales growth of 24.5 percent; organic sales growth of 22.9 percent
-	Full-year 2021 GAAP diluted EPS from continuing operations growth of 58.2 percent; adjusted diluted EPS growth of 42.7 percent
-	R&D pipeline continues to deliver a steady cadence of new products, including several in large, fast-growing markets

ABBOTT PARK, Ill., Jan. 26, 2022 — Abbott today announced financial results for the fourth quarter and full year ended Dec. 31, 2021, and issued its financial outlook for 2022.

•	Fourth-quarter sales of $11.5 billion increased 7.2 percent on a reported basis and 7.7 percent on an organic basis, which excludes the impact of foreign exchange.
•	Fourth-quarter GAAP diluted EPS was $1.11 and adjusted diluted EPS, which excludes specified items, was $1.32.
•	Full-year 2021 GAAP diluted EPS from continuing operations was $3.94 and adjusted diluted EPS from continuing operations was $5.21, reflecting 42.7% growth versus the prior year.[1]
•	Global COVID-19 testing-related sales were $2.3 billion in the fourth quarter and $7.7 billion for the full-year. Abbott has distributed more than 1.4 billion COVID-19 tests since the start of the pandemic.
•	Abbott issues full-year 2022 guidance for diluted EPS from continuing operations on a GAAP basis of at least $3.43 and full-year adjusted diluted EPS from continuing operations of at least $4.70.
•	Full-year 2022 guidance includes an initial COVID-19 testing-related sales forecast of $2.5 billion, which Abbott expects to occur early in the year and will update on a quarterly basis.
•	Abbott's R&D pipeline continues to deliver a steady cadence of new products. Select 2021 highlights include U.S. Centers for Medicare & Medicaid Services expanded reimbursement for MitraClip®, U.S. launches of Amplatzer® Amulet®, NeuroSphere™ Virtual Clinic, and Portico® transcatheter aortic valve replacement (TAVR) system, along with the international launch of Navitor™ TAVR system.

"2021 was an outstanding year for Abbott," said Robert B. Ford, chairman and chief executive officer, Abbott. "We achieved more than 40 percent EPS growth, exceeding the baseline EPS guidance we set at the beginning of last year and, importantly, continued to advance our new product pipeline across the portfolio."

—more—

FOURTH-Quarter Business Overview

Note: Management believes that measuring sales growth rates on an organic basis is an appropriate way for investors to best understand the underlying performance of the business. Organic sales growth excludes the impact of foreign exchange.

Following are sales by business segment and commentary for the fourth quarter 2021:

Total Company

($ in millions)

				% Change vs. 4Q20
	Sales 4Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	4,855	6,613	11,468	15.6	1.7	7.2	15.6	2.7	7.7
Nutrition	928	1,114	2,042	10.4	1.7	5.5	10.4	2.4	5.9
Diagnostics	2,386	2,085	4,471	20.5	(11.8)	2.9	20.5	(11.1)	3.3
Established Pharmaceuticals	--	1,203	1,203	n/a	4.9	4.9	n/a	5.8	5.8
Medical Devices	1,538	2,211	3,749	12.3	17.1	15.1	12.3	18.6	15.9

* Total Q4 2021 Abbott sales from continuing operations include Other Sales of approximately $3 million.

				% Change vs. 12M20
	Sales 12M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total *	16,642	26,433	43,075	27.8	22.5	24.5	27.8	19.9	22.9
Nutrition	3,556	4,738	8,294	8.4	8.5	8.5	8.4	7.1	7.7
Diagnostics	7,129	8,515	15,644	49.3	41.2	44.8	49.3	37.4	42.7
Established Pharmaceuticals	--	4,718	4,718	n/a	9.6	9.6	n/a	10.4	10.4
Medical Devices	5,923	8,444	14,367	20.1	23.2	21.9	20.1	18.8	19.4

* Total 12M 2021 Abbott sales from continuing operations include Other Sales of approximately $52 million.

n/a = Not Applicable.

Note: In order to compute results excluding the impact of exchange rates, current year U.S. dollar sales are multiplied or divided, as appropriate, by the current year average foreign exchange rates and then those amounts are multiplied or divided, as appropriate, by the prior year average foreign exchange rates.

Fourth-quarter 2021 worldwide sales of $11.5 billion increased 7.2 percent on a reported basis and 7.7 percent on an organic basis. Full-year 2021 worldwide sales increased 24.5 percent on a reported basis and 22.9 percent on an organic basis.

Worldwide sales, excluding COVID-19 testing-related sales,2 increased 9.6 percent on a reported basis and 10.3 percent on an organic basis in the fourth quarter, and 15.2 percent on a reported basis and 13.7 percent on an organic basis in the full year 2021.

Compared to pre-pandemic sales in 2019, worldwide sales, excluding COVID-19 testing-related sales,3 increased 10.0 percent on a reported basis and 10.8 percent on an organic basis in the fourth quarter.

Nutrition

($ in millions)

				% Change vs. 4Q20
	Sales 4Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	928	1,114	2,042	10.4	1.7	5.5	10.4	2.4	5.9
Pediatric	570	469	1,039	14.5	(8.0)	3.1	14.5	(8.1)	3.1
Adult	358	645	1,003	4.5	10.3	8.1	4.5	11.6	9.0

				% Change vs. 12M20
	Sales 12M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	3,556	4,738	8,294	8.4	8.5	8.5	8.4	7.1	7.7
Pediatric	2,192	2,106	4,298	10.3	(1.5)	4.2	10.3	(3.2)	3.3
Adult	1,364	2,632	3,996	5.6	18.1	13.5	5.6	17.0	12.8

Worldwide Nutrition sales increased 5.5 percent on a reported basis and 5.9 percent on an organic basis in the fourth quarter.

In Adult Nutrition, strong performance of Ensure®, Abbott's market-leading complete and balanced nutrition brand, and Glucerna®, Abbott's market-leading diabetes nutrition brand, led to global sales growth of 8.1 percent on a reported basis and 9.0 percent on an organic basis.

Worldwide Pediatric Nutrition sales increased 3.1 percent on both a reported basis and organic basis. Strong performance of Abbott's market-leading oral hydration brand, Pedialyte®, and continued share growth in infant nutrition led to U.S. Pediatric Nutrition growth of 14.5 percent. In International Pediatric Nutrition, sales were unfavorably impacted primarily by challenging market conditions in China.

Diagnostics

($ in millions)

				% Change vs. 4Q20
	Sales 4Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	2,386	2,085	4,471	20.5	(11.8)	2.9	20.5	(11.1)	3.3
Core Laboratory	300	1,048	1,348	(8.0)	5.2	1.9	(8.0)	6.2	2.7
Molecular	135	210	345	(30.0)	(27.5)	(28.5)	(30.0)	(27.3)	(28.4)
Point of Care	95	40	135	5.3	3.7	4.8	5.3	3.9	4.9
Rapid Diagnostics	1,856	787	2,643	35.3	(24.2)	9.6	35.3	(23.8)	9.8

				% Change vs. 12M20
	Sales 12M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	7,129	8,515	15,644	49.3	41.2	44.8	49.3	37.4	42.7
Core Laboratory	1,145	3,983	5,128	(1.8)	20.4	14.6	(1.8)	17.4	12.4
Molecular	566	861	1,427	(8.9)	5.4	(0.8)	(8.9)	1.7	(2.9)
Point of Care	384	152	536	4.3	2.8	3.9	4.3	0.3	3.2
Rapid Diagnostics	5,034	3,519	8,553	92.2	100.2	95.4	92.2	95.0	93.3

Worldwide Diagnostics sales increased 2.9 percent on a reported basis in the fourth quarter and increased 3.3 percent on an organic basis. Global COVID-19 testing-related sales were $2.3 billion in the fourth quarter, including combined sales of $2.1 billion from Abbott's BinaxNOW®, Panbio® and ID NOW® rapid testing platforms.

Excluding COVID-19 testing-related sales, worldwide Diagnostics sales increased 8.2 percent on a reported basis in the fourth quarter and 8.7 percent on an organic basis.4

In Molecular Diagnostics, fourth-quarter sales growth was negatively impacted by lower COVID-19 testing-related sales compared to the prior year. Excluding COVID-19 testing-related sales, worldwide Molecular Diagnostics sales increased 24.1 percent on a reported basis and 24.5 percent on an organic basis, including 34.6 percent in the U.S. and 20.7 percent internationally.5

In Rapid Diagnostics, fourth-quarter international sales growth was negatively impacted by lower COVID-19 testing-related sales compared to the prior year. Excluding COVID-19 testing-related sales, international Rapid Diagnostics sales increased 9.7 percent on a reported basis and 10.3 percent on an organic basis.6

Established Pharmaceuticals

($ in millions)

				% Change vs. 4Q20
	Sales 4Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	1,203	1,203	n/a	4.9	4.9	n/a	5.8	5.8
Key Emerging Markets	--	868	868	n/a	4.1	4.1	n/a	5.2	5.2
Other	--	335	335	n/a	6.8	6.8	n/a	7.5	7.5

				% Change vs. 12M20
	Sales 12M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	--	4,718	4,718	n/a	9.6	9.6	n/a	10.4	10.4
Key Emerging Markets	--	3,539	3,539	n/a	10.3	10.3	n/a	11.9	11.9
Other	--	1,179	1,179	n/a	7.8	7.8	n/a	6.0	6.0

Established Pharmaceuticals sales increased 4.9 percent on a reported basis in the fourth quarter and increased 5.8 percent on an organic basis.

Key Emerging Markets include India, Brazil, Russia and China along with several additional emerging countries that represent the most attractive long-term growth opportunities for Abbott's branded generics product portfolio. Sales in these geographies increased 4.1 percent on a reported basis in the quarter and increased 5.2 percent on an organic basis. Organic sales growth was led by strong growth across several geographies, including India, Russia and China.

Other sales increased 6.8 percent on a reported basis in the quarter and increased 7.5 percent on an organic basis.

Medical Devices

($ in millions)

				% Change vs. 4Q20
	Sales 4Q21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	1,538	2,211	3,749	12.3	17.1	15.1	12.3	18.6	15.9
Rhythm Management	242	299	541	(2.7)	5.5	1.7	(2.7)	7.0	2.5
Electrophysiology	198	306	504	7.2	15.4	12.0	7.2	17.8	13.5
Heart Failure	171	68	239	25.4	30.8	26.9	25.4	33.2	27.6
Vascular	231	447	678	3.0	18.0	12.4	3.0	19.2	13.2
Structural Heart	193	226	419	25.4	13.6	18.7	25.4	15.7	19.9
Neuromodulation	156	41	197	(9.0)	(2.2)	(7.7)	(9.0)	(1.1)	(7.5)
Diabetes Care	347	824	1,171	38.8	23.5	27.6	38.8	24.3	28.3

				% Change vs. 12M20
	Sales 12M21			Reported			Organic
	U.S.	Int'l	Total	U.S.	Int'l	Total	U.S.	Int'l	Total
Total	5,923	8,444	14,367	20.1	23.2	21.9	20.1	18.8	19.4
Rhythm Management	1,018	1,180	2,198	12.7	16.8	14.8	12.7	12.7	12.7
Electrophysiology	778	1,129	1,907	17.7	23.1	20.8	17.7	20.0	19.1
Heart Failure	654	235	889	19.5	22.0	20.1	19.5	18.1	19.1
Vascular	915	1,739	2,654	7.4	17.0	13.5	7.4	13.2	11.1
Structural Heart	730	880	1,610	35.1	24.5	29.1	35.1	20.4	26.8
Neuromodulation	616	165	781	9.3	19.2	11.3	9.3	14.3	10.3
Diabetes Care	1,212	3,116	4,328	40.3	29.6	32.5	40.3	24.3	28.5

Worldwide Medical Devices sales increased 15.1 percent on a reported basis in the fourth quarter and increased 15.9 percent on an organic basis. Strong growth in the quarter was driven by continued recovery from the COVID-19 pandemic and strong growth in Diabetes Care.

Compared to pre-pandemic sales in 2019, Medical Devices sales increased 17.0 percent on a reported basis and 15.8 percent on an organic basis in the fourth quarter, led by double-digit growth in Heart Failure, Structural Heart and Diabetes Care.7

In Diabetes Care, FreeStyle Libre® sales were $1.0 billion in the quarter, which represents sales growth of 35.4 percent on a reported basis and 36.0 percent on an organic basis.

Abbott continued to strengthen its Medical Devices portfolio with several pipeline advancements in 2021, including:

•	U.S. Centers for Medicare & Medicaid Services expanded reimbursement coverage for Abbott's revolutionary MitraClip device.

•	U.S. launch of NeuroSphere Virtual Clinic, a first-of-its-kind technology that allows patients to communicate with physicians and receive new treatment settings remotely as needed.

•	U.S. FDA approval of Amplatzer Amulet Left Atrial Appendage Occluder to treat people with atrial fibrillation who are at risk of ischemic stroke.

•	U.S. FDA approval of Portico with FlexNav® transcatheter aortic valve replacement (TAVR) system to treat people with symptomatic, severe aortic stenosis who are at high risk for open-heart surgery.

•	CE Mark for Navitor, Abbott's latest-generation TAVR system.

Abbott'S EARNINGS-PER-SHARE guidance

Abbott projects full-year 2022 diluted earnings per share from continuing operations under GAAP of at least $3.43. Abbott forecasts specified items for the full-year 2022 of $1.27 per share primarily related to intangible amortization, restructuring and cost reduction initiatives, expenses associated with acquisitions and other net expenses. Excluding specified items, projected adjusted diluted earnings per share from continuing operations would be at least $4.70 for the full-year 2022.

Abbott projects first-quarter 2022 diluted earnings per share from continuing operations under GAAP of at least $1.20. Abbott forecasts specified items for the first-quarter 2022 of $0.30 per share primarily related to intangible amortization, restructuring and cost reduction initiatives, expenses associated with acquisitions and other net expenses. Excluding specified items, projected adjusted diluted earnings per share from continuing operations would be at least $1.50 for the first quarter.

Abbott declares 392nd consecutive QUARTERLY DIVIDEND

On Dec. 10, 2021, the board of directors of Abbott declared the company's quarterly dividend of $0.47 per share. Abbott's cash dividend is payable Feb. 15, 2022 to shareholders of record at the close of business on Jan. 14, 2022.

Abbott has increased its dividend payout for 50 consecutive years and is a member of the S&P 500 Dividend Aristocrats Index, which tracks companies that have annually increased their dividend for at least 25 consecutive years.

About Abbott:

Abbott is a global healthcare leader that helps people live more fully at all stages of life. Our portfolio of life-changing technologies spans the spectrum of healthcare, with leading businesses and products in diagnostics, medical devices, nutritionals and branded generic medicines. Our 113,000 colleagues serve people in more than 160 countries.

Connect with us at www.abbott.com, on LinkedIn at www.linkedin.com/company/abbott-/, on Facebook at www.facebook.com/Abbott and on Twitter @AbbottNews.

Abbott will live-webcast its fourth-quarter earnings conference call through its Investor Relations website at www.abbottinvestor.com at 8 a.m. Central time today. An archived edition of the webcast will be available later that day.

— Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

Some statements in this news release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott's operations are discussed in Item 1A, "Risk Factors" in our Annual Report on Form 10-K for the year ended Dec. 31, 2020, and are incorporated herein by reference. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Abbott Financial: Scott Leinenweber, 224-668-0791 Michael Comilla, 224-668-1872 Laura Dauer, 224-667-2299 Abbott Media: Scott Stoffel, 224-668-5201 Kate Dyer, 224-668-9965

[1]	Full-year 2021 diluted EPS from continuing operations on a GAAP basis reflects 58.2 percent growth.

[2]	In the fourth quarter of 2020, total worldwide sales were $10.701 billion, which included COVID-19 testing-related sales of $2.35 billion. In the fourth quarter of 2021, COVID-19 testing-related sales were $2.319 billion. Full-year 2020 worldwide sales were $34.608 billion, which included COVID-19 testing-related sales of $3.878 billion. Full-year 2021 COVID-19 testing-related sales were $7.679 billion.

[3]	In the fourth quarter of 2019, total worldwide sales were $8.314 billion. In the fourth quarter of 2021, COVID-19 testing-related sales were $2.319 billion. Full-year 2019 worldwide sales were $31.904 billion. Full-year 2021 COVID-19 testing-related sales were $7.679 billion.

[4]	In the fourth quarter of 2020, worldwide Diagnostic sales were $4.345 billion, which included total COVID-19 testing-related sales of $2.35 billion. In the fourth quarter of 2021, COVID-19 testing-related sales were $2.319 billion. Full-year 2020 worldwide Diagnostic sales were $10.805 billion, which included COVID-19 testing-related sales of $3.878 billion in Diagnostics. Full-year 2021 COVID-19 testing-related sales were $7.679 billion.

[5]	In the fourth quarter of 2020, worldwide Molecular sales were $482 million, which included $192 million of U.S. sales and $290 million of international sales. U.S. and international Molecular COVID-19 testing-related sales in the fourth quarter of 2020 were $158 million and $201 million, respectively. In the fourth quarter of 2021, U.S. and international Molecular COVID-19 testing-related sales were $89 million and $103 million, respectively.

[6]	In the fourth quarter of 2020, international Rapid Diagnostics sales were $1.039 billion, which included COVID-19 testing related sales of $847 million. In the fourth quarter of 2021, international Rapid Diagnostics COVID-19 testing related sales were $577 million.

[7]	In the fourth quarter of 2019, Medical Devices sales were $3.204 billion.

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Fourth Quarter Ended December 31, 2021 and 2020

(in millions, except per share data)

(unaudited)

	4Q21	4Q20	% Change
Net Sales	$11,468	$10,701	7.2

Cost of products sold, excluding amortization expense	4,766	4,493	6.1
Amortization of intangible assets	514	508	1.3
Research and development	762	698	9.1
Selling, general, and administrative	3,048	2,570	18.6
Total Operating Cost and Expenses	9,090	8,269	9.9

Operating Earnings	2,378	2,432	(2.2)

Interest expense, net	120	127	(5.7)
Net foreign exchange (gain) loss	(6)	(5)	22.8
Other (income) expense, net	(63)	(78)	(19.3)
Earnings from Continuing Operations before taxes	2,327	2,388	(2.5)

Tax expense on Earnings from Continuing Operations	338	230	47.2	1)
Earnings from Continuing Operations	1,989	2,158	(7.8)

Earnings from Discontinued Operations, net of taxes	--	4	n/m

Net Earnings	$1,989	$2,162	(8.0)

Earnings from Continuing Operations, excluding
Specified Items, as described below	$2,366	$2,612	(9.4)	2)

Diluted Earnings per Common Share from:
Continuing Operations	$1.11	$1.20	(7.5)
Discontinued Operations	--	--	n/m
Total	$1.11	$1.20	(7.5)

Diluted Earnings per Common Share from Continuing
Operations, excluding Specified Items, as described below	$1.32	$1.45	(9.0)	2)

Average Number of Common Shares Outstanding
Plus Dilutive Common Stock Options	1,782	1,789

NOTES:

See tables on page 13 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

1)	2021 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $40 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $45 million in excess tax benefits associated with share-based compensation.

2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $135 million of tax benefits related to the impairment of certain assets, approximately $25 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $10 million in excess tax benefits associated with share-based compensation.

2)	2021 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $377 million, or $0.21 per share, for intangible amortization and other expenses primarily associated with restructuring actions and acquisitions, partially offset by a change in estimate to the restructuring actions recognized in the second quarter related to Abbott's manufacturing network for COVID-19 diagnostic tests to reflect current and projected demand.

2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $454 million, or $0.25 per share, for intangible amortization and impairment expenses and other net expenses primarily associated with acquisitions and restructuring actions.

Abbott Laboratories and Subsidiaries

Condensed Consolidated Statement of Earnings

Year Ended December 31, 2021 and 2020

(in millions, except per share data)

(unaudited)

	12M21	12M20	% Change
Net Sales	$43,075	$34,608	24.5

Cost of products sold, excluding amortization expense	18,537	15,003	23.6
Amortization of intangible assets	2,047	2,132	(4.0)
Research and development	2,742	2,420	13.3
Selling, general, and administrative	11,324	9,696	16.8
Total Operating Cost and Expenses	34,650	29,251	18.5

Operating Earnings	8,425	5,357	57.3

Interest expense, net	490	500	(2.0)
Net foreign exchange (gain) loss	1	(8)	n/m
Other (income) expense, net	(277)	(103)	169.7
Earnings from Continuing Operations before taxes	8,211	4,968	65.3

Tax expense on Earnings from Continuing Operations	1,140	497	129.4	1)
Earnings from Continuing Operations	7,071	4,471	58.2

Earnings from Discontinued Operations, net of taxes	--	24	n/m

Net Earnings	$7,071	$4,495	57.3

Earnings from Continuing Operations, excluding
Specified Items, as described below	$9,367	$6,552	43.0	2)

Diluted Earnings per Common Share from:
Continuing Operations	$3.94	$2.49	58.2
Discontinued Operations	--	0.01	n/m
Total	$3.94	$2.50	57.6

Diluted Earnings per Common Share from Continuing
Operations, excluding Specified Items, as described below	$5.21	$3.65	42.7	2)

Average Number of Common Shares Outstanding
Plus Dilutive Common Stock Options	1,789	1,786

NOTES:

See tables on page 14 for an explanation of certain non-GAAP financial information.

n/m = Percent change is not meaningful.

See footnotes on the following page.

1)	2021 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $55 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $145 million in excess tax benefits associated with share-based compensation.

2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $170 million of tax benefits related to the impairment of certain assets, $140 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $100 million in excess tax benefits associated with share-based compensation.

2)	2021 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $2.296 billion, or $1.27 per share, for intangible amortization and other net expenses primarily associated with restructuring actions, certain litigation and acquisitions.

2020 Net Earnings and Diluted Earnings per Common Share from Continuing Operations, excluding Specified Items, excludes net after-tax charges of $2.081 billion, or $1.16 per share, for intangible amortization expense, impairment charges and other net expense primarily associated with acquisitions, restructuring actions and income from a litigation settlement.

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Fourth Quarter Ended December 31, 2021 and 2020

(in millions, except per share data)

(unaudited)

	4Q21
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$514	$(514)	$--
Gross Margin	6,188	434	6,622	57.7%
R&D	762	(39)	723	6.3%
SG&A	3,048	(43)	3,005	26.2%
Other (income) expense, net	(63)	(5)	(68)
Earnings from Continuing Operations before taxes	2,327	521	2,848
Tax expense on Earnings from Continuing Operations	338	144	482
Earnings from Continuing Operations	1,989	377	2,366
Diluted Earnings per Share from Continuing Operations	$1.11	$0.21	$1.32

Specified items reflect intangible amortization expense of $514 million and other net expenses of $7 million that includes costs associated with acquisitions and other expenses, partially offset by a change in estimate to the restructuring actions recognized in the second quarter. See page 16 for additional details regarding specified items.

	4Q20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$508	$(508)	$--
Gross Margin	5,700	557	6,257	58.5%
R&D	698	(61)	637	6.0%
SG&A	2,570	(56)	2,514	23.5%
Other (income) expense, net	(78)	23	(55)
Earnings from Continuing Operations before taxes	2,388	651	3,039
Tax expense on Earnings from Continuing Operations	230	197	427
Earnings from Continuing Operations	2,158	454	2,612
Diluted Earnings per Share from Continuing Operations	$1.20	$0.25	$1.45

Specified items reflect intangible amortization expense of $508 million and other net expenses of $143 million, primarily associated with acquisitions, restructuring actions and other expenses. See page 17 for additional details regarding specified items.

Abbott Laboratories and Subsidiaries

Non-GAAP Reconciliation of Financial Information From Continuing Operations

Year Ended December 31, 2021 and 2020

(in millions, except per share data)

(unaudited)

	12M21
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$2,047	$(2,047)	$--
Gross Margin	22,491	2,476	24,967	58.0%
R&D	2,742	(106)	2,636	6.1%
SG&A	11,324	(317)	11,007	25.6%
Other (income) expense, net	(277)	25	(252)
Earnings from Continuing Operations before taxes	8,211	2,874	11,085
Tax expense on Earnings from Continuing Operations	1,140	578	1,718
Earnings from Continuing Operations	7,071	2,296	9,367
Diluted Earnings per Share from Continuing Operations	$3.94	$1.27	$5.21

Specified items reflect intangible amortization expense of $2.047 billion and other net expenses of $827 million, primarily associated with restructuring actions, certain litigation, acquisitions and other expenses. See page 18 for additional details regarding specified items.

	12M20
	As Reported (GAAP)	Specified Items	As Adjusted	% to Sales
Intangible Amortization	$2,132	$(2,132)	$--
Gross Margin	17,473	2,452	19,925	57.6%
R&D	2,420	(125)	2,295	6.6%
SG&A	9,696	(75)	9,621	27.8%
Other (income) expense, net	(103)	(88)	(191)
Earnings from Continuing Operations before taxes	4,968	2,740	7,708
Tax expense on Earnings from Continuing Operations	497	659	1,156
Earnings from Continuing Operations	4,471	2,081	6,552
Diluted Earnings per Share from Continuing Operations	$2.49	$1.16	$3.65

Specified items reflect intangible amortization expense of $2.132 billion and other net expenses of $608 million, primarily associated with acquisitions, restructuring actions, asset impairments, and other expenses and litigation settlement income. See page 19 for additional details regarding specified items.

A reconciliation of the fourth-quarter tax rates for continuing operations for 2021 and 2020 is shown below:

	4Q21
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,327	$338	14.5%	1)
Specified items	521	144
Excluding specified items	$2,848	$482	16.9%

	4Q20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$2,388	$230	9.6%	2)
Specified items	651	197
Excluding specified items	$3,039	$427	14.1%

1)	2021 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $40 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $45 million in excess tax benefits associated with share-based compensation.

2)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $135 million of tax benefits related to the impairment of certain assets, approximately $25 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $10 million in excess tax benefits associated with share-based compensation.

A reconciliation of the year-to-date tax rates for continuing operations for 2021 and 2020 is shown below:

	12M21
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$8,211	$1,140	13.9%	3)
Specified items	2,874	578
Excluding specified items	$11,085	$1,718	15.5%

	12M20
($ in millions)	Pre-Tax Income	Taxes on Earnings	Tax Rate
As reported (GAAP)	$4,968	$497	10.0%	4)
Specified items	2,740	659
Excluding specified items	$7,708	$1,156	15.0%

3)	2021 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $55 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $145 million in excess tax benefits associated with share-based compensation.

4)	2020 Tax expense on Earnings from Continuing Operations includes the recognition of approximately $170 million of tax benefits related to the impairment of certain assets, approximately $140 million of net tax benefits as a result of the resolution of various tax positions related to prior years and approximately $100 million in excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Fourth Quarter Ended December 31, 2021

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$26	$(110)	$514	$4	$434
R&D	(6)	(8)	--	(25)	(39)
SG&A	(12)	(23)	--	(8)	(43)
Other (income) expense, net	(2)	--	--	(3)	(5)
Earnings from Continuing Operations before taxes	$46	$(79)	$514	$40	521
Tax expense on Earnings from Continuing Operations (d)					144
Earnings from Continuing Operations					$377
Diluted Earnings per Share from Continuing Operations					$0.21

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. The Gross Margin amount includes a credit associated with a change in estimate to the charges taken in the second quarter for a restructuring plan related to Abbott's manufacturing network for COVID-19 diagnostic tests to reflect current and projected demand.

c)	Other includes incremental costs to comply with the European Union's Medical Device (MDR) and In Vitro Diagnostics Medical Device (IVDR) Regulations for previously approved products.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Fourth Quarter Ended December 31, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$23	$23	$508	$3	$557
R&D	(2)	6	--	(65)	(61)
SG&A	(25)	(4)	--	(27)	(56)
Other (income) expense, net	24	--	--	(1)	23
Earnings from Continuing Operations before taxes	$26	$21	$508	$96	651
Tax expense on Earnings from Continuing Operations (d)					197
Earnings from Continuing Operations					$454
Diluted Earnings per Share from Continuing Operations					$0.25

The table above provides additional details regarding the specified items described on page 13.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to the impairment of an intangible asset and the net costs related to certain litigation.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Year Ended December 31, 2021

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$82	$323	$2,047	$24	$2,476
R&D	(15)	(7)	--	(84)	(106)
SG&A	(55)	(45)	--	(217)	(317)
Other (income) expense, net	1	1	--	23	25
Earnings from Continuing Operations before taxes	$151	$374	$2,047	$302	2,874
Tax expense on Earnings from Continuing Operations (d)					578
Earnings from Continuing Operations					$2,296
Diluted Earnings per Share from Continuing Operations					$1.27

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites. The Gross Margin amount includes charges associated with a restructuring plan to align Abbott's manufacturing network for COVID-19 diagnostic tests with changes during the year in current and projected testing demand.

c)	Other primarily relates to the costs related to certain litigation, incremental costs to comply with MDR and IVDR Regulations for previously approved products, the acquisition of a research and development asset, the impairments of an equity investment and an intangible asset, and the gain on the disposition of an equity method investment.

d)	Reflects the net tax benefit associated with the specified items and excess tax benefits associated with share-based compensation.

Abbott Laboratories and Subsidiaries

Details of Specified Items

Year Ended December 31, 2020

(in millions, except per share data)

(unaudited)

	Acquisition or Divestiture- related (a)	Restructuring and Cost Reduction Initiatives (b)	Intangible Amortization	Other (c)	Total Specifieds
Gross Margin	$84	$80	$2,132	$156	$2,452
R&D	(10)	(3)	--	(112)	(125)
SG&A	(108)	(40)	--	73	(75)
Other (income) expense, net	21	--	--	(109)	(88)
Earnings from Continuing Operations before taxes	$181	$123	$2,132	$304	2,740
Tax expense on Earnings from Continuing Operations (d)					659
Earnings from Continuing Operations					$2,081
Diluted Earnings per Share from Continuing Operations					$1.16

The table above provides additional details regarding the specified items described on page 14.

a)	Acquisition-related expenses include integration costs, which represent incremental costs directly related to integrating the acquired businesses and include expenditures for retention, severance, and the integration of systems, processes and business activities.

b)	Restructuring and cost reduction initiative expenses include severance, outplacement, and other direct costs associated with specific restructuring plans and cost reduction initiatives. Restructuring and cost reduction plans consist of distinct initiatives to streamline operations including the consolidation and rationalization of business activities and facilities, workforce reductions, the transfer of product lines between manufacturing facilities, and the transfer of other business activities between sites.

c)	Other primarily relates to impairment charges related to certain assets and the costs to acquire R&D assets, partially offset by income from the settlement of litigation.

d)	Reflects the net tax benefit associated with the specified items, the resolution of prior years' tax positions and excess tax benefits associated with share-based compensation.

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